SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

DWS California Tax-Free Income Fund
DWS Massachusetts Tax-Free Fund
DWS New York Tax-Free Income Fund
Effective on or about October 1, 2019, the following information replaces similar disclosure contained in each fund’s prospectus under the “CHOOSING A SHARE CLASS” sub-section of the ”Investing in the Funds” section:
Class A NAV Sales. Class A shares may be sold at net asset value without a sales charge to:
(1) investors investing $250,000 or more, either as a lump sum or through the sales charge reduction features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available. Purchases pursuant to the Large Order NAV Purchase Privilege made on or after October 1, 2019 may be subject to a CDSC of 1.00% if redeemed within 12 months of the original purchase date. Purchases pursuant to the Large Order NAV Purchase Privilege made prior to October 1, 2019 may be subject to a CDSC of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months. The CDSC is waived under certain circumstances (see below);
Please Retain This Supplement for Future Reference
July 12, 2019
PROSTKR-62